SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                  FORM 8-K




                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 October 15, 1997
                        --------------------------------
                        (Date of earliest event reported)


                              BankAmerica Corporation
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



   Delaware                        1-7377              94-1681731
--------------------------------------------------------------------------------
State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                  94104
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



                             415-622-3530
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            (Registrant's telephone number, including area code)



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

         Item 5.  Other Events.
                  ------------

                  Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated October 15, 1997 titled "BankAmerica Third Quarter Earnings."


         Item 7.  Financial Statements, Pro Forma
                  -------------------------------
                  Financial Information and Exhibits.
                  ----------------------------------

         /c/      Exhibits


Exhibit
Number        Description
-------       -----------
   99         BankAmerica Corporation press release dated
              October 15, 1997 titled "BankAmerica Third
              Quarter Earnings."




                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BANKAMERICA CORPORATION
                                    (Registrant)



Date: October 15, 1997          By /s/ JOHN J. HIGGINS
                                   ----------------------------
                                   John J. Higgins
                                   Executive Vice President
                                   and Chief Accounting Officer




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